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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 4, 2003

GLOBAL PRECISION MEDICAL INC.

(Exact Name of Registrant as Specified in Its Charter)

WYOMING	0-30330	N/A
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

P.O. Box 1609, 12406 Wright Avenue, Summerland, British Columbia, Canada          V0H 1Z0

(Address of principal executive offices)                                                                    (Zip Code)

Registrant’s telephone number, including area code: 250-404-0310

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

ITEM 5.

OTHER EVENTS

See Press Releases attached as Exhibit 99.1 and Exhibit 99.2 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL PRECISION MEDICAL INC.

(Registrant)

Date: February 12, 2003

By

/s/ Linda Holmes

Linda Holmes

Corporate Secretary